UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2016 (July 19, 2016)

Business Development Corporation of America

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Proposed Strategic Transaction

American Realty Capital II Advisors, LLC (the “Seller”), a Delaware limited liability company and a wholly owned subsidiary of AR Global Investments, LLC, a Delaware limited liability company (“AR Global”), the sponsor of Business Development Corporation of America, a Maryland corporation (the “Company”), has informed the Company that on July 19, 2016, the Seller entered into a membership interest purchase agreement (the “Purchase Agreement”) with BSP Acquisition I, LLC, a Delaware limited liability company (the “Purchaser”), a subsidiary of Benefit Street Partners L.L.C., a Delaware limited liability company and the credit investment arm of Providence Equity Partners L.L.C. (“Benefit Street”). The Company has been informed by the Seller that the Purchase Agreement provides, among other things, that the Seller would sell 100% of the issued and outstanding membership interests in the Company’s investment adviser, BDCA Adviser, LLC, a Delaware limited liability company and wholly owned subsidiary of the Seller (“BDCA Adviser”), to the Purchaser.

If the transaction contemplated by the Purchase Agreement (the “Transaction”) is consummated, then it is expected to constitute an “assignment” (within the meaning of the Investment Company Act of 1940) of the Existing Advisory Agreement. An assignment of the Existing Advisory Agreement would result in the termination of the Existing Advisory Agreement in accordance with its terms. A special committee comprised solely of the Company’s independent directors (the “Special Committee”) is responsible for the review and approval of the new investment advisory agreement with BDCA Adviser that would go into effect if the Transaction is completed, subject to approval by the Company’s stockholders as required by the Investment Company Act of 1940 (the “Stockholder Approval”). Neither the approval of the Special Committee nor the Stockholder Approval has been obtained as of today’s date. The Transaction is subject to closing conditions as well as the receipt of any required regulatory approvals.

If the Transaction is consummated, then the Purchaser proposes to: (i) maintain the terms of the Third Amended and Restated Investment Advisory and Management Services Agreement currently in effect between the Company and BDCA Adviser (the “Existing Advisory Agreement”), including compensation, in a new investment advisory agreement to be entered into between the Company and BDCA Adviser after completion of the Transaction, (ii) commit to an investment in the Company at current net asset value; (iii) recommend four additional independent directors to expand the Company’s board and maintain the Company’s three existing independent directors; and (iv) replace existing insider directors with Thomas Gahan and/or Richard Byrne, CEO and President of Benefit Street, respectively. The Transaction, including but not limited to all of these proposed provisions, would need to be approved by the Special Committee and obtain the Stockholder Approval before it would take effect.

BDCA Adviser has informed us that Benefit Street was formed in 2008 and is a multi-strategy credit investment firm with over $12 billion in assets under management, and that Providence Equity Partners L.L.C. was founded in 1989 and has $46 billion in assets under management.

The Special Committee is commencing its evaluation of the Transaction.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “seeks,” “strives,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to, the factors included in the Company’s reports filed with the SEC, particularly in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015, and the Company’s latest Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed with the SEC, as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, if approved by the Special Committee, the Company would intend to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company would mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at a special meeting relating to the Transaction. If such mailing occurs, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THOSE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WOULD FILE WITH THE SEC WHEN/IF THEY BECOME AVAILABLE, BECAUSE THOSE MATERIALS WOULD CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by the Company with the SEC, could be obtained free of charge at the SEC's website (www.sec.gov), at the Company's website (www.bdcofamerica.com), or by writing to the Company at 405 Park Avenue, 14th Floor, New York, New York 10022 (telephone number (212) 415-6500).

Participants in Solicitation Relating to the Transaction

If the Transaction is approved by the Special Committee, the Company, BDCA Adviser, AR Global and Benefit Street and their respective directors and executive officers could be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the matters to be submitted to the stockholders of the Company for their approval in connection with the Transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 29, 2016. Additional information regarding the interests of such potential participants would be included in the proxy statement and other relevant documents filed with the SEC in connection with the Transaction when they become available. These documents are available free of charge using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: July 25, 2016	By:	/s/ Peter M. Budko
		Name:	Peter M. Budko
		Title:	Chief Executive Officer and Chairman of the Board of Directors